SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 14, 2024
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 14, 2024, Bread Financial Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format. At the Annual Meeting, the Company’s stockholders approved the Bread Financial Holdings, Inc. 2024 Omnibus Incentive Plan (the “Plan”).

For a description of the principal terms of the Plan, see “Proposal 3: Approval of the 2024 Omnibus Incentive Plan” in the Company’s Proxy Statement dated April 3, 2024 for the Annual Meeting, which description is incorporated herein by reference. A copy of the Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted above, the Company’s Annual Meeting was held on May 14, 2024. A total of 43,167,443 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 86.59% of the Company’s shares outstanding as of March 20, 2024, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Proposal 1: Each of Ralph J. Andretta, Roger H. Ballou, John J. Fawcett, John C. Gerspach, Jr., Rajesh Natarajan, Joyce St. Clair, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2025 annual meeting of stockholders.

Ralph J. Andretta

38,375,626	For
160,121	Against
72,826	Abstain
4,558,869	Broker Non-Votes

Roger H. Ballou

37,327,633	For
1,204,470	Against
76,470	Abstain
4,558,869	Broker Non-Votes

John J. Fawcett

38,315,242	For
216,385	Against
76,946	Abstain
4,558,869	Broker Non-Votes

John C. Gerspach, Jr.

38,286,773	For
245,155	Against
76,645	Abstain
4,558,869	Broker Non-Votes

Rajesh Natarajan

37,665,013	For
866,891	Against
76,669	Abstain
4,558,869	Broker Non-Votes

Joyce St. Clair

37,729,860	For
803,762	Against
74,951	Abstain
4,558,869	Broker Non-Votes

Timothy J. Theriault

38,354,912	For
167,680	Against
85,981	Abstain
4,558,869	Broker Non-Votes

Laurie A. Tucker

37,348,666	For
1,185,311	Against
74,596	Abstain
4,558,869	Broker Non-Votes

Sharen J. Turney

37,441,153	For
1,085,113	Against
82,307	Abstain
4,558,869	Broker Non-Votes

(b) Proposal 2: Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

31,462,452	For
7,112,629	Against
33,492	Abstain
4,558,869	Broker Non-Votes

(c) Proposal 3: The 2024 Omnibus Incentive Plan was approved by the Company’s stockholders.

36,394,759	For
2,189,842	Against
23,972	Abstain
4,558,869	Broker Non-Votes

(d) Proposal 4: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was ratified by the Company’s stockholders.

41,841,288	For
1,294,075	Against
32,079	Abstain

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

10.1	Bread Financial Holdings, Inc. 2024 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 15, 2024	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary